UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2005

BRADLEY PHARMACEUTICALS, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-18882 (Commission File Number)	22-2581418 (IRS Employer Identification No.)

383 Route 46 West, Fairfield, New Jersey (Address of principal executive offices)	07004 (Zip Code)

Registrant’s telephone number, including area code:
(973) 882-1505

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

        In accordance with Item 4.02(c) of Form 8-K, Bradley Pharmaceuticals, Inc. requested and received from Grant Thornton LLP, Bradley’s independent auditors, a letter addressed to the Securities and Exchange Commission relating to statements made in Bradley’s Current Report on Form 8-K filed on April 27, 2005. A copy of the letter is attached as an exhibit to this Current Report on Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is filed pursuant to Item 601 of Regulation S-K:

No.	Description

99.1	Letter from Grant Thornton LLP, dated April 27, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADLEY PHARMACEUTICALS, INC.

	By:	/s/ Daniel Glassman Daniel Glassman Chairman of the Board, President and Chief Executive Officer

Dated: April 28, 2005

EXHIBIT LIST

No.	Description

99.1	Letter from Grant Thornton LLP, dated April 27, 2005.